[SHIP]
                              [THE VANGUARD GROUP]

                         VANGUARD(R) WELLINGTON(TM) FUND
                SUPPLEMENT TO THE PROSPECTUS DATED MARCH 29, 2002


FUND MANAGER
Effective December 31, 2002, Ernst H. von Metzsch will retire as Fund manager. At that time, Edward P. Bousa, CFA, a vice president of Wellington Management Company, LLP, will assume this role. Mr. Bousa, who has been working closely with Mr. von Metzsch on the Fund since 2000, has worked in investment management since 1984 and has managed assets for Wellington Management since 2000. He received a B.A. from Williams College and an M.B.A. from Harvard Business School.
























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Vanguard Marketing Corporation, Distributor.                         PS21 062002